UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 School Street, 2nd Floor, Boston, MA	02108
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2023, Allarity Therapeutics, Inc. (the “Company”) entered into a Secured Note Purchase Agreement (“Purchase Agreement”) with 3i LP, the sole holder of the Company’s outstanding shares of Series A Preferred Stock. Under the Purchase Agreement, the Company has authorized the sale and issuance of a secured promissory note in an aggregate principal amount of $350,000 to be issued at closing (the “Note”). The closing for the Note occurred on June 30, 2023 and the purchase price for the Note was paid in cash (“Closing”).

The Note matures on July 31, 2023, carries an interest rate of at 5% per annum, and is secured by all of the Company’s assets pursuant to a security agreement dated as of June 29, 2023 which was entered into by the Company and 3i LP concurrently with the Purchase Agreement (the “Security Agreement”). The Note provides that all outstanding obligations thereunder, including accrued interest (the “Indebtedness”) will be paid in full at the next financing from the gross proceeds of such financing (the “Next Financing”); provided, however, that if the gross proceeds from the financing are insufficient to settle the payment of the outstanding balance of the Note, together with all accrued interest thereon, in full, then the Company will instead be obligated to convert all of the unpaid principal balance of the note, together with all accrued interest thereon, into 486 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Repayment Shares”). In connection with the Repayment Shares, the Purchase Agreement provides that subject to closing if the closing sale price of the shares of Common Stock of the trading day immediately prior to the execution of the Purchase Agreement (the “Current Closing Price”) is lower than the initial conversion price as set forth in Certificate of Designation of Series A Preferred Stock (the “Series A COD”) then the conversion price will be reduced to the Current Closing Price, pursuant to the voluntary adjustment provision of Section 8 of the Series A COD (“Downward Adjustment to Conversion Price”) and the filing of a second certificate of amendment to the Series A COD with the Delaware Secretary of State to give effect to the Downward Adjustment to Conversion Price (“Second Certificate of Amendment”) in the manner set forth in the Purchase Agreement. Based on the closing price of the shares of Common Stock on June 28, 2023, the Current Closing Price is equal to $8.00 per share after giving effect to the 1-for-40 reverse stock split.

The forgoing descriptions of the Purchase Agreement, Note, and Security Agreement are qualified in their entirety to the Purchase Agreement, the Note and Security Agreement filed hereto as Exhibits 10.1, 10.2, 10.3, respectively and incorporated herein by reference.

Material Relationship

In addition to the foregoing, 3i LP and the Company are parties to (i) a Securities Purchase Agreement and a Registration Rights Agreement (as amended), each dated May 20, 2021, relating to the purchase and sale of 20,000 shares of Series A Convertible Preferred Stock, and common stock purchase warrants, (ii) common stock purchase warrants purchased in connection with public offering that closed on April 21, 2023, (iii) Limited Waiver and Amendment Agreement dated June 6, 2023, and (iv) the Modification and Exchange Agreement dated April 20, 2023, as amended.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this report is incorporated by reference into this Item 3.02.

The offer and sale of the Note, the Repayment Shares and the shares of Common Stock issuable upon conversion of the Repayment Shares were made to an accredited investor in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act, as amended (the “Securities Act”) as provided in Rule 506(b) of Regulation D promulgated thereunder. The offering of the securities were not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by any investor in connection with the offering. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures relating to the Second Certificate of Amendment and the transactions contemplated thereto in Item 1.01 above are hereby incorporated herein by reference.

On June 30, 2023 in connection with the Closing contemplated by the Note and the Purchase Agreement, the Company filed the Second Certificate of Amendment with the Secretary of State of the State of Delaware. The Second Certificate of Amendment changed the “Conversion Price” from “$0.75” to “$8.00” which is the closing price of a share of Common Stock on June 28, 2023 after giving effect to the 1-for-40 reverse stock split on June 28, 2023.

The information set forth herein is qualified in its entirety by reference to the complete text of the Second Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amendment to Certificate of Designation (Series A Preferred Stock)
10.1	Secured Note Purchase Agreement
10.2	Secured Promissory Note
10.3	Security Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ James G. Cullem
James G. Cullem Chief Executive Officer

Dated: June 30, 2023

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